SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) September 26, 1997


                    GE CAPITAL MORTGAGE SERVICES, INC.
              (as Seller and Servicer under the Pooling and
           Servicing Agreement, dated as of September 1, 1997,
             providing for the issuance of REMIC Multi-Class
                Pass-Through Certificates, Series 1997-10)


                    GE Capital Mortgage Services, Inc.
          (Exact name of registrant as specified in its charter)

        New Jersey               33-5042               21-0627285
     ---------------------------------------------------------------
      (State or other         (Commission           (I.R.S. Employer
       jurisdiction           File Number)         Identification No.)
      of incorporation)


                          Three Executive Campus
                      Cherry Hill, New Jersey 08002
            (Address of Principal Executive Office) (Zip Code)



    Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.

On September 26, 1997 GE Capital Mortgage Services, Inc., ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1997-10 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1997-10") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated May 8, 1997 as supplemented by the Prospectus Supplement dated September 24, 1997.

The original principal balance of each Class of the Certificates is as follows:

              Class A1                $50,000,000.00
              Class A2                $20,289,000.00
              Class A3                $29,648,258.00
              Class A4                $10,052,742.00
              Class A5                $20,270,345.00
              Class A6                $20,500,000.00
              Class PO                     $8,554.70
              Class M                  $1,551,000.00
              Class B1                   $775,000.00
              Class B2                   $775,000.00
              Class B3                   $465,000.00
              Class B4                   $310,000.00
              Class B5                   $388,108.11
              Class R                        $100.00
              Class S                          (1)
                                     ---------------
              Total :                $155,033,107.81


(1)  The Class S Certificates are issued with an initial Notional
     Principal Balance of $154,341,560.15 and shall bear interest at the Strip Rate (as defined in the Pooling and Servicing
     Agreement).

The initial Junior Percentage and Senior Percentage for Pool 1997-10 are approximately 2.75% and 97.25%, respectively. The Category A Percentage and Category B Percentage are 33.16519794% and 66.83480206%, respectively. The initial Class A6 Percentage is approximately 20.35%. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1997-10 as of the initial issuance of the Certificates are $100,000, $1,550,331 and $2,661,201, respectively, representing approximately 0.06%, 1.00%, and 1.72%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of September 1, 1997 (the "Cut-off Date").


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


Description of the Mortgage Pool and the Mortgaged Properties

Pool 1997-10

Pool 1997-10 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 10 to 15 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $155,033,107.81.

The interest rates (the "Mortgage Rates") borne by the 490 Mortgage Loans conveyed by GECMSI to Pool 1997-10 range from 6.8750% to 9.1250% and the weighted average Mortgage Rate as of the Cut-off Date is 7.6461% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1997-10 ranged from $34,200.00 to $1,000,000.00, and, as of the Cut-off Date,
the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1997-10 is $316,394.10 after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1997-10 is October 1991, and the latest scheduled maturity date of any such Mortgage Loan is September 2012. The weighted average loan-to-value ratio of the Mortgage Loans at origination in Pool 1997-10 is 70.0923%.


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


The Mortgage Loans in Pool 1997-10 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgage Rates borne by the Mortgage
   Loans in Pool 1997-10:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      6.8750%            2            $691,547.66           0.4461%
      7.0000%            9          $3,081,392.67           1.9876%
      7.1250%           14          $4,905,793.14           3.1644%
      7.2500%           30         $10,091,297.14           6.5091%
      7.3750%           48         $15,550,472.31          10.0304%
      7.5000%           75         $24,154,521.43          15.5802%
      7.6250%           79         $25,591,860.99          16.5074%
      7.7500%           88         $26,929,478.18          17.3700%
      7.8750%           69         $21,952,614.48          14.1600%
      7.9900%            1            $295,217.80           0.1904%
      8.0000%           45         $13,467,677.82           8.6870%
      8.1250%           12          $4,494,770.38           2.8992%
      8.2500%           11          $2,907,161.12           1.8752%
      8.3750%            3            $629,680.00           0.4062%
      8.5000%            2            $161,579.25           0.1042%
      8.5560%            1             $30,580.19           0.0197%
      9.1250%            1             $97,463.25           0.0629%
                      ----        ---------------         ---------
        Total          490        $155,033,107.81         100.0000%

b) The following table sets forth information, as of the Cut-off
   Date, with respect to the original principal balances of the Mortgage Loans in Pool 1997-10 :

                                            AGGREGATE             % OF
                                             BALANCES          POOL BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------
         $ 0  -  214,600       24       $2,459,669.00          1.5865%
    $214,601  -  250,000      111      $26,226,495.45         16.9167%
    $250,001  -  300,000      144      $40,036,983.40         25.8249%
    $300,001  -  350,000       81      $26,129,655.22         16.8542%
    $350,001  -  400,000       41      $15,416,822.03          9.9442%
    $400,001  -  450,000       30      $12,385,387.48          7.9889%
    $450,001  -  600,000       47      $23,782,701.24         15.3404%
    $600,001  -  650,000        7       $4,371,030.92          2.8194%
    $650,001 - 1,000,000        5       $4,224,363.07          2.7248%
                             ----     ---------------        ---------
                  Total       490     $155,033,107.81        100.0000%

The largest outstanding Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, in Pool 1997-10 is $992,045.56.

The smallest outstanding Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, in Pool 1997-10 is $30,580.19.

c) The following table sets forth information, as of the Cut-off
   Date, with respect to the years of origination of the Mortgage Loans in Pool 1997-10:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1991            1             $97,463.25           0.0629%
         1994            1             $30,580.19           0.0197%
         1996            2            $807,540.39           0.5209%
         1997          486        $154,097,523.98          99.3965%
                      ----        ---------------         ---------
        Total          490        $155,033,107.81         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1997-10:

            LOAN-                           AGGREGATE             % OF
          TO-VALUE                           BALANCES          POOL BY
          RATIO AT           # OF               AS OF        AGGREGATE
         ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
         -----------        -----        ------------        ---------
      00.000  -   50.00        46      $14,791,255.34          9.5407%
      50.001  -   60.00        52      $16,074,922.56         10.3687%
      60.001  -   70.00        93      $32,168,174.68         20.7492%
      70.001  -   75.00        85      $27,229,854.99         17.5639%
      75.001  -   80.00       185      $57,399,326.32         37.0239%
      80.001  -   85.00         5       $1,404,221.43          0.9058%
      85.001  -   90.00        17       $4,376,102.28          2.8227%
      90.001  -   95.00         7       $1,589,250.21          1.0251%
      95.001  -  100.00         0               $0.00          0.0000%
                             ----     ---------------        ---------
            Total             490     $155,033,107.81        100.0000%

e) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgaged Properties securing the Mortgage Loans in Pool 1997-10:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------
Single-family
 detached              462        $146,882,189.64          94.7425%
Single-family
 attached                7          $2,464,547.87           1.5897%
Condominium             19          $5,129,157.50           3.3084%
2 - 4 Family Units       2            $557,212.80           0.3594%
                      ----        ---------------         ---------
Total                  490        $155,033,107.81         100.0000%

f) The following table sets forth information, as of the Cut-off
   Date, with respect to the occupancy status of the Mortgaged
   Properties securing the Mortgage Loans as represented by mortgagors at origination in Pool 1997-10:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied         457        $145,689,662.99          93.9733%
Vacation                30          $8,730,066.59           5.6311%
Investment               3            $613,378.23           0.3956%
                      ----        ---------------         ---------
Total                  490        $155,033,107.81         100.0000%

g) The following table sets forth information, as of the Cut-off
   Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
   1997-10:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alabama                  2            $635,831.20           0.4101%
Arizona                 11          $3,346,921.36           2.1588%
California             187         $64,999,316.54          41.9262%
Colorado                19          $5,757,018.83           3.7134%
Connecticut              6          $1,819,764.13           1.1738%
Dist of Columbia         2            $729,743.25           0.4707%
Delaware                 2            $909,047.02           0.5864%
Florida                 19          $4,659,113.35           3.0052%
Georgia                 11          $2,806,597.22           1.8103%
Iowa                     2            $499,203.51           0.3220%
Illinois                13          $3,431,691.20           2.2135%
Indiana                  2            $750,637.78           0.4842%
Kansas                   4            $976,446.58           0.6298%
Kentucky                 5          $1,670,929.43           1.0778%
Louisiana                4            $938,914.37           0.6056%
Massachusetts           14          $4,309,632.54           2.7798%
Maryland                 5          $1,305,970.85           0.8424%
Michigan                 4          $1,033,922.42           0.6669%
Minnesota                6          $2,558,585.06           1.6503%
Missouri                 3            $877,157.89           0.5658%
Montana                  2            $635,195.82           0.4097%
North Carolina           5          $2,017,090.60           1.3011%
Nebraska                 2            $685,345.47           0.4421%
New Hampshire            1            $442,084.04           0.2852%
New Jersey              19          $5,557,054.41           3.5844%
New Mexico               4            $981,458.95           0.6331%
Nevada                   6          $1,813,185.74           1.1695%
New York                14          $3,383,829.18           2.1826%
Ohio                     7          $2,608,316.51           1.6824%
Oregon                  10          $3,118,389.26           2.0114%
Pennsylvania            16          $5,644,807.29           3.6411%
South Carolina           2            $827,989.66           0.5341%
Tennessee                5          $1,423,168.96           0.9180%
Texas                   40         $11,370,763.96           7.3345%
Utah                     4          $1,096,931.18           0.7075%
Virginia                12          $3,637,715.55           2.3464%
Washington              16          $4,694,168.70           3.0278%
Wisconsin                4          $1,079,168.00           0.6961%
                      ----        ---------------         ---------
Total                  490        $155,033,107.81         100.0000%

h) The following table sets forth information, as of the Cut-off
   Date, with respect to the maturity dates of the Mortgage
   Loans in Pool 1997-10:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2006            1             $97,463.25           0.0629%
         2007            4            $814,739.64           0.5255%
         2009            1             $30,580.19           0.0197%
         2011            2            $807,540.39           0.5209%
         2012          482        $153,282,784.34          98.8710%
                      ----        ---------------         ---------
        Total          490        $155,033,107.81         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1997-10 calculated as of the Cut-off Date is 178 months.

i) The following table sets forth information, as of the Cut-off
   Date, with respect to the purpose of the Mortgage Loans in Pool 1997-10:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------
Purchase               260         $81,518,139.62          52.5811%
Rate Term/Refinance    187         $60,474,801.67          39.0077%
Cash-out Refinance      43         $13,040,166.52           8.4112%
                      ----        ---------------         ---------
Total                  490        $155,033,107.81         100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
         EXHIBITS.

1.1 The Underwriting Agreement, dated as of October 23, 1995, and the related Terms Agreement, dated as of September 26, 1997, for the Series 1997-10 Certificates between GE Capital Mortgage Services, Inc. and Salomon Brothers Inc.

4.1 The Pooling and Servicing Agreement for the Series 1997-10 Certificates, dated as of September 1, 1997, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                GE Capital Mortgage Services, Inc.



                                      By: /s/ Syed W. Ali
                                         ----------------------
                                      Name: Syed W. Ali
                                      Title: Vice President




Dated as of September 26, 1997

                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                GE Capital Mortgage Services, Inc.



                                      By:
                                         ----------------------
                                      Name: Syed W. Ali
                                      Title: Vice President





Dated as of September 26, 1997

                            EXHIBIT INDEX



The exhibits are being filed herewith:


-----------------------------------------------------------------------
     EXHIBIT NO.          DESCRIPTION                        PAGE
-----------------------------------------------------------------------

         1.1       The Underwriting Agreement,
                   dated as of October 23, 1995, and
                   the related Terms Agreement,
                   dated as of September 24, 1997,
                   between GE Capital Mortgage
                   Services, Inc. and Salomon
                   Brothers Inc.

                   The Pooling and Servicing
         4.1       Agreement for the Series 1997-10
                   Certificates, dated as of September 1,
                   1997, between GE Capital Mortgage
                   Services, Inc., as seller and
                   servicer, and State Street Bank and
                   Trust Company,
                   as trustee.
-----------------------------------------------------------------------


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